EXHIBIT 10.3
EXCHANGE AGREEMENT
This EXCHANGE AGREEMENT (this “Agreement”), dated as of March 25, 2015, is by and among YRC Worldwide Inc. (the “Company”) and each entity or account listed on Appendix A hereto (a “Holder” and, solely for ease of reference, collectively, the “Holders”). The Company and the Holders are sometimes referred to herein collectively as the “Parties” and each of them, individually, as a “Party.”
W h e r e a s:
A.    Each Holder owns 10% Series B Convertible Senior Secured Notes due 2015 of the Company, in the aggregate principal amount(s) listed on Appendix A (the “Series B Notes”).
B.    Each Holder, on the one hand, and the Company, on the other hand, wish to exchange the Series B Notes held by such Holder plus accrued and unpaid interest through March 31, 2015 (the “Series B Notes Total”) for such number of shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), listed opposite such Holder’s name on Appendix A hereto under the heading “Common Stock.”
C.    This Agreement sets forth the agreement between the Company and each Holder regarding the terms upon which the Company and the Holders will exchange the Series B Notes Total for the Shares. Notwithstanding any collective reference to Holders, each Holder is acting separately in the exercise of its rights hereunder and all of its commitments and liabilities are undertaken on a several and not joint and several basis.
NOW, THEREFORE, in connection with this exchange, the Company and each Holder hereby agree as follows:
1.EXCHANGE; CLOSING

(a)Subject to satisfaction (or waiver) of the conditions set forth in Sections 4 and 5, on the Closing Date (as defined below):

(i)each Holder shall surrender, transfer and deliver to the Company through the Deposit/Withdrawal at Custodian procedures of The Depository Trust Company (“DTC”), all right, title and interest in and to its Series B Notes, and all claims in respect of or arising or having arisen as a result of such Holder’s status as a holder of Series B Notes; and

(ii)the Company shall deliver or cause to be delivered to such Holder (or its custodian or prime broker, as directed) at the offices of the then-acting registrar and transfer agent of the Common Stock or, if there is no then-acting registrar and transfer agent of the Common Stock, at the principal executive offices of the Company, the number of Shares deliverable upon the Closing Date, registered in the name of the relevant Holder (or its designee, as directed). To the extent the Common Stock is settled through the facilities of DTC, the Company will upon the written instruction of a Holder, use its commercially reasonable efforts to deliver the Shares deliverable to such Holder, through the facilities of DTC, to the account of the participant of DTC designated by such Holder.

(b)For purposes of this Agreement, the term “Closing Date” shall mean the second (2nd) business day after the Holders have confirmed that all of the conditions set forth in Section 5, and the Company has confirmed that all of the conditions set forth in Section 4, have been satisfied (or waived, as provided herein), or on such other date or at such other time and place as is mutually agreed to by the Company and each Holder, but in no event later than March 31, 2015.

2.REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE HOLDERS. Each Holder, solely on behalf of itself, hereby represents and warrants to the Company and agrees with the Company as follows:

(a)Title. Such Holder is the legal and beneficial owner of the Series B Notes listed opposite its name on Appendix A hereto under the heading “Series B Notes.” Upon delivery to the Company of such Series B Notes, and upon such Holder’s receipt of its Shares, in each case, pursuant to this Agreement, good and valid title to such Series B Notes will pass to the Company, free and clear of any liens free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind (collectively, “Liens”). Such Series B Notes constitute all of the Company’s Series B Notes beneficially owned by such Holder.

(b)Organization and Qualification. Such Holder is or has been duly organized or registered and is validly existing and in good standing under the laws of the jurisdiction in which it was formed, and has the requisite corporate, limited liability company, or partnership, as applicable, power and authority to own its properties and to carry on its business as now being conducted.

(c)No Public Sale or Distribution. Such Holder is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act, and such Holder does not have a present arrangement or agreement to effect any distribution of the Shares to or through any person or entity; provided, however, that by making the representations herein, such Holder does not agree, or make any representation or warranty, to hold any of the Shares for any minimum period of time or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement filed pursuant to or an exemption under the Securities Act of 1933, as amended (the “Securities Act”).

(d)Accredited Investor; Affiliate Status. Such Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (“Regulation D”) as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act. Neither the Holder nor any of its Affiliates (as that term is defined in Rule 144(a)(1) as promulgated under the Securities Act (“Rule 144”)) is as of the date this Agreement, and has not been during the preceding three months, an officer, director, or more than 10% shareholder of the Company or in any other way an Affiliate of the Company (as that term is defined in Rule 144).

(e)Reliance on Exemptions. Such Holder understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the Shares.

(f)Information. Such Holder acknowledges that neither the Company nor any person representing the Company has made any representation to it with respect to the Company or the exchange of the Series B Notes for the Shares, other than the representations and warranties of the Company contained in Section 3 hereof. Such Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries (as defined below) and materials relating to the offer and sale of the Shares hereunder which have been requested by such Holder. Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Holder or its advisors, if any, or its representatives, shall modify, amend or affect such Holder’s right to rely on the Company’s representations and warranties contained herein. Such Holder understands that its investment in the Shares hereunder involves a high degree of risk and that it is able to afford a complete loss of such investment and confirms that it has independently evaluated the merits of its decision to acquire the Shares hereunder. Such Holder understands that nothing in this Agreement or any other materials presented by or on behalf of the Company or its Subsidiaries to the Holder in connection with the acquisition of the Shares hereunder constitutes legal, tax or investment advice. Such Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares hereunder. As of the date hereof, such Holder is not aware of any conditions or circumstances that would cause any of the Company’s representations in Section 3 hereof not to be true and correct in all material respects.

(g)No Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(h)Transfer or Resale of the Shares. Such Holder understands that the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or in compliance with an exemption from registration under the Securities Act or the rules and regulations of the SEC thereunder.

(i)Authorization; Enforcement; Validity. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Holder and constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)No Conflicts. The execution, delivery and performance by such Holder of this Agreement and the consummation by such Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Holder to perform its obligations hereunder.

(k)Consents. The Holder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof.

(l)Residency. Such Holder is a resident of the jurisdiction listed opposite such Holder’s name on Appendix A hereto under the heading “Address.”

(m)Accuracy of Representations. Such Holder acknowledges that the Company is relying upon the truth and accuracy of the foregoing representations, warranties and agreements.

3.REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.
The Company hereby represents and warrants to each Holder and agrees as follows:
(a)Organization and Qualification. Each of the Company and its “Subsidiaries” (which, for purposes of this Agreement, shall mean any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest such that such entity is consolidated with the Company’s results of operations for accounting purposes) are corporations or other legal entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or formed, and have the requisite corporate or other organizational power and authorization to own their properties and to carry on their business as now being conducted, except to the extent that such Subsidiary’s failure to be in good standing would not reasonably be expected to have a Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse change or effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole or on the transactions contemplated by this Agreement or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement.

(b)Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Shares have been duly authorized by the Company’s board of directors (“Board”), and no further consent or authorization is required by the Company, its Board or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) does not and will not (i) result in a violation of the Company’s certificate of incorporation or bylaws, (ii) result in a violation of any certificate of incorporation, certificate of formation, certificate of designation, bylaw or other constituent document of any of the Company’s Subsidiaries, (iii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iv) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The NASDAQ Stock Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (iii) and (iv) above, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, other than (i) filings required by applicable state securities laws, (ii) the filing of any requisite notices and/or application(s) to the Principal Market for the issuance and sale of the Common Stock and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (iii) those that have been made or obtained prior to the date of this Agreement, (iv) filings required under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected or will be obtained or effected on or prior to, and will be in full force and effect on, the Closing Date. The issuance by the Company of the Shares shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(e)Issuance of Shares. The issuance of the Shares has been duly authorized and, upon issuance in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders of the Common Stock being entitled to all rights accorded to a holder of Common Stock.

(f)No Placement Agents and Financial Advisors. The Company has not engaged any placement agent or financial advisor in connection with the sale of the Shares. No person is or will be entitled to a broker’s, finder’s, investment banker’s, financial advisor’s or similar fee from the Company, or any of its Subsidiaries or controlled Affiliates in connection with this Agreement or any of the transactions contemplated hereby. “Affiliate” shall mean, with respect to a person, any other person that, directly or indirectly, Controls, is Controlled by or is under common Control with such person. The term “Affiliated” has the meaning correlative to the foregoing. “Control,” “Controlled,” or “under common Control with” with respect to any person, means having the ability to direct the management and affairs of such person, whether through the ownership of voting securities or otherwise, and such ability shall be deemed to exist when a person holds a majority of the outstanding voting securities of such person.

(g)Certain Securities Law Matters. Assuming the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Holder set forth herein in Section 2(c) through (e): (i) the Shares may be issued to the Holder pursuant to this Agreement without registration under the Securities Act pursuant to the exemption from registration provided by Section 3(a)(9) thereof; (ii) the Shares will assume the character of the Series B Notes (i.e., restricted or non-restricted) for purposes of their ability to be resold by the Holder; (iii) that, with respect to Series B Notes that are “restricted securities” under Rule 144, the Holder will be entitled to tack the holding period of its Series B Notes to the holding period of the Shares issued to such Holder in exchange for such Series B Notes for purposes of Rule 144 promulgated under the Securities Act; and (iv) the Shares will be issued without a restrictive legend.

(h)No Integrated Offering. None of the Company, its Subsidiaries, any of their controlled Affiliates, and any person acting on their behalf has, directly or indirectly, made, or will contemporaneously make, any offers or sales of any security or solicited or will contemporaneously solicit any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior or contemporaneous offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. None of the Company, its Subsidiaries, their controlled Affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would (i) require registration of any of the Shares under the Securities Act, (ii) cause the offering of the Shares to be integrated with other offerings in violation of the Securities Act or (iii) cause the sale and issuance of the Shares to be subject to any stockholder approval requirement, including, without limitation, under the rules and regulations of the Principal Market.

(i)SEC Documents; Financial Statements. Since January 1, 2014, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, as amended and supplemented to the date hereof, are hereinafter collectively referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and there has been no material adverse change since the filing. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(j)Equity Capitalization. As of March 23, 2015, the authorized capital stock of the Company consists of (i): 95,000,000 shares of Common Stock, of which, as of the date hereof, 31,957,996 shares are issued and outstanding, 3,062,623 shares are reserved for issuance pursuant to for future equity-based awards under the Company’s employee equity incentive compensation plans and 1,014,568 shares are reserved for issuance pursuant to issued and outstanding securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock (including the Series B Notes), and (ii) 5,000,000 shares of preferred stock, par value $1.00 per share, of which, as of the date hereof, one share is issued and outstanding and designated as Series A Voting Preferred Stock. Except as disclosed or described in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company (except for agreements entered into on or after the date hereof to issue Common Stock in exchange for Series B Notes) or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company.

4.CONDITIONS TO THE OBLIGATIONS OF THE COMPANY HEREUNDER.
The obligations of the Company hereunder are subject to the satisfaction of each of the following conditions; provided, that the failure of a condition to be met as a result of the Company’s failure to satisfy its covenants in Section 4 hereof shall be deemed to be a waiver of such condition by such the Company:

(a)The representations and warranties of the Holders shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and the Holders shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Holders at or prior to the Closing Date.

(b)All required governmental, regulatory (including, if applicable, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and third party consents and approvals, if any, necessary for the consummation of the transactions contemplated by this Agreement (the “Transactions”), including, without limitation, the sale of the Shares, shall have been obtained.

(c)There shall not have been instituted or be pending any action, proceeding or investigation (whether formal or informal), and there shall not have been any material adverse development to any action or proceeding currently instituted or pending, before or by any court, governmental, regulatory or administrative agency or instrumentality in connection with the transactions contemplated by this Agreement that (a) is, or is reasonably likely to be, materially adverse to the Company’s business, operations, properties, condition (financial or otherwise), income, assets, liabilities or prospects, (b) would prohibit, prevent or restrict consummation of the Transactions or (c) would materially impair the contemplated benefits to the Company or the Holder of the Transactions.

(d)No order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that either (a) would prohibit, prevent or restrict consummation of the transactions contemplated by this Agreement or (b) is, or is reasonably likely to be, materially adverse to the Company’s business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects.

(e)The trustee (or persons performing a similar function) under the indenture relating to the Series B Notes shall not have objected in any respect to or taken action that could, in the Company’s sole judgment, adversely affect the consummation of the Transactions and shall not have taken any action that challenges the validity or effectiveness of the procedures used by the Company in connection with the Transactions.

5.CONDITIONS TO THE OBLIGATIONS OF THE HOLDERS HEREUNDER.
The obligations of the Holders hereunder are subject to the satisfaction of each of the following conditions; provided, that the failure of a condition to be met as a result of Holder’s failure to satisfy its covenants in Section 4 hereof shall be deemed to be a waiver of such condition by such Holder:
(a)The representations and warranties of the Company shall be true and correct in all material respects (except for any representations or warranties already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(b)The issuance and sale of the Shares by the Company pursuant to this Agreement shall be exempt from registration under the Securities Act, assuming the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in Section 2(c) through (e).

(c)There shall not have been instituted or be pending any action, proceeding or investigation (whether formal or informal), and there shall not have been any material adverse development to any action or proceeding currently instituted or pending, before or by any court, governmental, regulatory or administrative agency or instrumentality in connection with the transactions contemplated by this Agreement that (a) is, or is reasonably likely to be, materially adverse to the Company’s business, operations, properties, condition (financial or otherwise), income, assets, liabilities or prospects, (b) would prohibit, prevent or restrict consummation of the Transactions or (c) would materially impair the contemplated benefits to the Company or the Holder of the transactions contemplated by this Agreement.

(d) No order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that either (a) would prohibit, prevent or restrict consummation of Transactions or (b) is, or is reasonably likely to be, materially adverse to the Company’s business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects.

6.NOTICES.
Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
To the Company:
YRC Worldwide Inc.
10990 Roe Avenue
Overland Park, Kansas 66211
Telephone:    (913) 696-6100
Facsimile:    (913) 696-6116
Attention:    Corporate Secretary

With a copy to (for information purposes only):
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Telephone:    (312) 862-2232
Facsimile:    (312) 862-2200
Attention:    Dennis M. Myers, P.C.

If to the Holders:
To the address set forth on Appendix A hereto for each Holder, with copies to such Holder’s representatives as set forth on Appendix A.
or to such other address, facsimile number and/or email address to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
7.AMENDMENT.
Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or modified except by an instrument in writing signed by each of the parties hereto or, in the case of a waiver, the party against which the enforcement of such waiver is sought.
8.GOVERNING LAW; JURY TRIAL.
This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.COUNTERPARTS.
This Agreement may be executed in one or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a signature provided through facsimile, e-mail or other electronic transmission (including any signature contained in a .PDF or .TIF file) shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.
10.HEADINGS.
The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
11.SEVERABILITY.
If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
12.ENTIRE AGREEMENT.
This Agreement constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
13.SUCESSOR AND ASSIGNS.
This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No purchaser of Shares from any Holder shall be deemed to be a successor merely by reason of such purchase. No party hereto shall assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties hereto.
14.NO THIRD PARTY BENEFICIARIES.
Except as specifically provided herein, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
15.SURVIVAL.
The representations and warranties of the Company and the Holders contained herein, and the agreements and covenants set forth herein, shall survive the consummation of the transactions hereunder.
16.FURTHER ASSURANCES.
Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
17.NO STRICT CONSTRUCTION.
The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
18.SEVERAL OBLIGATIONS.
Notwithstanding anything in this Agreement to the contrary, each of the representations, warranties, agreements and obligations of any Holder under this Agreement, whether made individually by any such Holder or collectively as one of the Holders, shall be the several representation, warranty, agreement or obligation of each such Holder.

19.TERMINATION.

(a)Each Holder may (but shall not be required to) terminate this Agreement in the event that the Closing Date shall not have occurred on or before the earliest of (i) the date that is five (5) business days after the conditions to the obligations of the Company and the Holders set forth in Sections 4 and 5 above, respectively, have been satisfied (or any unsatisfied conditions set forth in such Sections have been waived, as provided herein) and (ii) March 25, 2015.

(b)In the event of the termination of this Agreement pursuant to Section 19, this Agreement shall forthwith become void, and there shall be no liability on the part of any Party or their respective officers, directors, stockholders, or affiliates; provided, that, such termination shall not relieve any party from liability for breach of its representations or warranties or covenants hereunder.
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IN WITNESS WHEREOF, the Company and each Holder has caused its respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

YRC WORLDWIDE, INC.

By:	/s/ Jamie G. Pierson
Name: Jamie G. Pierson
Title: Executive Vice President and Chief Financial Officer

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the Company and each Holder has caused its respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

HOLDER:

[______________________________]

By:	[ ]
Name: [_________________________]
Title: [___________________________]